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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   July 18, 2006
                                                    ----------------------------


                              AETHLON MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                       0-21846                 13-3632859
------------------------------- -------------------------- ---------------------
 (State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                     Identification No.)

 3030 Bunker Hill Street, Suite 4000, San Diego, California         92109
------------------------------------------------------------- ------------------
             (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (858) 459-7800
                                                    ----------------------------


                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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THIS FORM 8-K AND OTHER REPORTS FILED BY AETHLON MEDICAL, INC. (THE "COMPANY")
FROM TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION (COLLECTIVELY THE "FILINGS") CONTAIN FORWARD LOOKING STATEMENTS AND INFORMATION THAT ARE BASED UPON BELIEFS OF, AND INFORMATION CURRENTLY AVAILABLE TO, THE COMPANY'S MANAGEMENT AS WELL AS ESTIMATES AND ASSUMPTIONS MADE BY THE COMPANY'S MANAGEMENT. WHEN USED IN THE FILINGS THE WORDS "ANTICIPATE", "BELIEVE", "ESTIMATE", "EXPECT", "FUTURE", "INTEND", "PLAN" OR THE NEGATIVE OF THESE TERMS AND SIMILAR EXPRESSIONS AS THEY RELATE TO THE COMPANY'S OR THE COMPANY'S MANAGEMENT IDENTIFY FORWARD LOOKING STATEMENTS. SUCH STATEMENTS REFLECT THE CURRENT VIEW OF THE COMPANY WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER FACTORS RELATING TO THE COMPANY'S INDUSTRY, OPERATIONS AND RESULTS OF OPERATIONS AND ANY BUSINESSES THAT MAY BE ACQUIRED BY THE COMPANY. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD THE UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED, BELIEVED, ESTIMATED, EXPECTED, INTENDED OR PLANNED.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

          On July 18, 2006, Mr. Harold H. Handley was appointed as President of the Company. Mr. Handley brings over 20 years experience in management and research in immunology, biotechnology and medical devices. Mr. Handley has authored or co-authored over 20 publications and helped developed 15 patents. Prior to joining Aethlon, Mr. Handley was Executive Vice President and Chief Scientific Officer for Transvivo, Inc., a privately-held company, from 2000 to 2006. From 1996 to 2000, Mr. Handley was Vaccine Program Director for Maxim Pharmaceuticals, Inc. Mr. Handley was a co-founder of Idec Limited Partners, Inc., today known as Biogen Idec, Inc., operating with a market value exceeding $14 billion. (NasdaqGS:BIIB). Mr. Handley holds a Ph.D in Anatomy and Cell Biology from University of Virginia and a B.A. in Zoology from the University of California, Los Angeles. Mr. Handley will receive a salary of $180,000 per year and stock options to purchase 500,000 shares of the Company's common stock at an exercise price of $0.28 per share vesting over three years. With Mr. Handley's appointment, Mr. James A. Joyce resigned as President of the Company. Mr. Joyce will continue to serve as Chief Executive Officer and Chairman of the Board of Directors.

         On July 18, 2006, the Company issued a press release announcing the appointment of Mr. Handley as the Company's President. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

          99.1      Press Release dated July 18, 2006


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                        AETHLON MEDICAL, INC.
                                                    ----------------------------
                                                            (Registrant)

Date     July 19, 2006
      ----------------------
                                         By: /s/ James Dorst
                                             -----------------------------------
                                       Name: James Dorst
                                             -----------------------------------
                                      Title: Chief Financial Officer
                                             -----------------------------------


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